                             AGREEMENT REGARDING WARRANTS

     This Agreement Regarding Warrants (this "Agreement") dated September 1, 1998 is by and among Quicksilver Resources Inc., a Delaware corporation ("QRI"), Mercury Exploration Company, a Texas corporation ("Mercury"), Frank Darden, Thomas F. Darden, Glenn M. Darden, Anne Darden Self, Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and Trust Company of the West, a California trust company, in the capacity indicated on the signature pages hereto ("TCW").

     WHEREAS, Mercury, Frank Darden, Thomas F. Darden, Glenn M. Darden and Anne Darden Self (collectively, the "Warrant Holders") are the holders of warrants to purchase an aggregate of 5,170,000 shares of the common stock, par value $.01 per share (the "MSR Common Stock"), of MSR Exploration Ltd., a Delaware corporation ("MSR"), at a price per share of $1.25 (the "$1.25 Warrants") and warrants to purchase an aggregate of 5,170,000 shares of MSR Common Stock at a price per share of $2.00 (the "$2.00 Warrants" and, together with the $1.25 Warrants, the "Warrants"), and Mercury is the holder of warrants to purchase an aggregate of 1,250,000 shares of MSR Common Stock at a price per share of $.01, exercisable only in the event that MSR has certain tax liability (the "Contingent Warrants"); and

     WHEREAS, QRI desires to enter into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with MSR pursuant to which MSR would be merged with and into QRI (the "Merger"); and

     WHEREAS, pursuant to the terms of the Merger Agreement, upon the consummation of the Merger, the $1.25 Warrants will be converted into warrants to purchase an aggregate of 517,000 shares of QRI Common Stock at a price per share of $12.50, and the $2.00 Warrants will be converted into warrants to purchase 517,000 shares of QRI Common Stock at a price per share of $20.00; as used hereinafter, the terms "$1.25 Warrants", "$2.00 Warrants" and "Warrants" include the warrants to purchase shares of QRI Common Stock into which such Warrants are convertible pursuant to the Merger Agreement; and

     WHEREAS, JEDI, TCW and each of the Warrant Holders are holders of common stock, par value $.01 per share, of QRI (the "QRI Common Stock"), and, pursuant to Section 8(i) of the Stockholders Agreement dated April 9, 1998 by and among QRI, JEDI, TCW, each of the Warrant Holders and the other holders of QRI Common Stock, QRI is prohibited from merging with or into any other corporation or entity without the prior written consent of JEDI and TCW; and

     WHEREAS, JEDI and TCW have agreed to consent to the execution and delivery of the Merger Agreement and the consummation of the Merger by QRI on the condition that QRI and each of the Warrant Holders agree with JEDI and TCW as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1. Each of the Warrant Holders agrees that such Warrant Holder will not exercise, exchange, redeem or otherwise transfer for any value or receive any value for any $1.25 Warrants (other than such adjustments for reorganizations, consolidations or mergers as are required under the terms of the $1.25 Warrants) until both of the following have occurred:

          (a) (i) The aggregate Market Value (as defined below) of the JEDI Shares (as defined below) for any Measurement Period (as defined below) exceeds the Earn Out Amount (as defined below), (ii) JEDI and its Affiliates no longer own any of the JEDI Shares or (iii) JEDI has agreed in writing to such exercise, exchange, redemption, transfer or receipt of value; and

          (b) (i) TCW and its Affiliates no longer own any of the TCW Shares (as defined below) or (ii) TCW has agreed in writing to such exercise, exchange, redemption, transfer or receipt of value.

Notwithstanding the foregoing, Mercury shall not be prohibited from exercising $1.25 Warrants to purchase up to an aggregate of (i) prior to the consummation of the Merger, 1,000,000 shares of MSR Common Stock or (ii) following the consummation of the Merger, 100,000 shares of QRI Common Stock, in each case as adjusted for stock splits, stock dividends, recapitalizations and other similar transactions (other than any such transaction effected prior to the consummation of the Merger), solely for the purpose of delivering such shares of MSR Common Stock or QRI Common Stock to employees, independent consultants or directors of Mercury upon the exercise of options granted to such persons; provided that Mercury may not exercise $1.25 Warrants for more than 10% in the aggregate of such shares for the purpose of delivering shares of MSR Common Stock or QRI Common Stock upon the exercise of options granted to or otherwise beneficially owned by any of the Warrant Holders or their Affiliates or family members.

     QRI agrees that it will not take any action to facilitate a violation of the foregoing agreements, including without limitation allowing the $1.25 Warrants to be exercised, exchanged or redeemed except as expressly allowed above.

     As used herein the following terms have the meanings indicated:

          "AFFILIATE" has the meaning specified for such term in Rule 405 under the Securities Act of 1933.

          "DAILY AVERAGE PRICE" means, for any given day, the average of the high and low sale prices of the QRI Common Stock on such day on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, whichever is applicable.

          "EARN OUT AMOUNT" means $20,995,205.00; provided, however, that after the date that is six months after the date on which the Merger becomes effective, the "EARN OUT AMOUNT" shall mean $20,995,205.00 plus interest at a compound monthly rate of 1.530948% from the date that is six months after the date on which the Merger becomes effective through the last day of the Measurement Period for which the determination as to whether the aggregate Market Value of the JEDI Shares exceeds the Earn Out Amount is being made.

          "JEDI SHARES" means the shares of QRI Common Stock held by JEDI as of the date of this Agreement plus any additional shares of QRI Common Stock issued in respect of such shares pursuant to any stock split, stock dividend, recapitalization or similar transaction.

          "MARKET VALUE" means, with respect to a JEDI Share, the average of the Daily Average Prices of the QRI Common Stock for the trading days during a Measurement Period.

          "MEASUREMENT PERIOD" means any period of thirty consecutive trading days during which the average daily trading volume of the QRI Common Stock on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, whichever is applicable, is at least 50,000 shares, excluding any shares traded by Mercury or any of its Affiliates and provided, that if on any of the thirty trading days the trading volume is greater than 200,000 shares, then only 200,000 shares on such days may be used in calculating the average volume.

          "TCW SHARES" means the shares of QRI Common Stock held by TCW as of the date of this Agreement plus any additional shares of QRI Common Stock issued in respect of such shares pursuant to any stock split, stock dividend, recapitalization or similar transaction.

     If JEDI or any of its Affiliates should acquire any additional shares of QRI Common Stock (other than pursuant to any stock split, stock dividend, recapitalization or other similar transaction regarding the JEDI Shares) ("Additional JEDI Shares") while any of JEDI or its Affiliates owns any JEDI Shares, any subsequent sale, transfer or other disposition of shares of QRI Common Stock by JEDI or any of its Affiliates shall be treated, for purposes of this Agreement, as a sale, transfer or other disposition of JEDI Shares rather than Additional JEDI Shares until JEDI and its Affiliates no longer own any JEDI Shares.

     If TCW or any of its Affiliates should acquire any additional shares of QRI Common Stock (other than pursuant to any stock split, stock dividend, recapitalization or other similar transaction regarding the TCW Shares) ("Additional TCW Shares") while any of TCW or its Affiliates owns any TCW Shares, any subsequent sale, transfer or other disposition of shares of QRI Common Stock by TCW or any of its Affiliates shall be treated, for purposes of this Agreement, as a sale, transfer or other disposition of TCW Shares rather than Additional TCW Shares until TCW and its Affiliates no longer own any TCW Shares.

     2. Each of the Warrant Holders agrees, with respect to the registration rights granted to such holders under the terms of the Warrants, that the rights of the Warrant Holders to include any securities in any registration of securities by QRI shall be subject to the prior right of Holders (as defined in the Registration Rights Agreement dated April 9, 1998 between QRI, JEDI and TCW (the "Registration Rights Agreement")) to include any or all of their Registrable Shares (as defined in the Registration Rights Agreement) before any Warrant Holder includes any securities in any registration with respect to which, in the opinion of the managing underwriter (if the method of distribution is an underwritten public offering) or in the opinion of the Holders owning a majority of the Registrable Securities requested to be registered (if such method of distribution is not an underwritten public offering), the inclusion in the offering of all securities requested to be registered by all persons or entities holding registration rights would adversely affect the price or materially jeopardize the successful marketing of the securities (including the Registrable Securities) to be sold.

     3. Mercury agrees that, upon consummation of the Merger, the Contingent Warrants shall be canceled, without payment of any consideration therefor, and shall thereafter entitle the holder or holders thereof to no rights whatsoever. Mercury shall surrender the Contingent Warrants to QRI at the closing of the Merger.

     4. Subject to paragraph 1 above, each of the Warrant Holders agrees that such Warrant Holder will not transfer any of the Warrants unless the transferee agrees in writing to be bound by the terms of this Agreement.

     5. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. The rights and obligations of a party hereunder shall not be assignable without the prior written consent of the other parties hereto.

     6. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

     7. The laws of the State of Texas shall govern this Agreement without regard to principles of conflict of laws.

     9. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. The agreements of the parties contained in this Agreement are not intended, and shall not be interpreted, to confer any benefit on any person other than the parties hereto.

     9. This Agreement may be amended only by means of a written amendment signed by all of the parties hereto.

     10. Each of the parties hereto acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     11. This Agreement shall terminate at such time as neither JEDI or any of its Affiliates nor TCW or any of its Affiliates is the holder of any shares of QRI Common Stock; provided, however, that in the event the Merger Agreement is terminated prior to the consummation of the Merger, this Agreement shall terminate upon the termination of the Merger Agreement.

     12. From and after the date hereof, each party hereto agrees that it will execute and deliver such other documents and take such other action as may be necessary or desirable in order to carry out the purposes of this Agreement.

     EXECUTED as of the date first written above.

                                   QUICKSILVER RESOURCES INC.


                                   By: /s/ Glenn Darden
                                      --------------------------------
                                   Name: Glenn Darden
                                        ------------------------------
                                   Title: Vice President
                                         -----------------------------

                                   MERCURY EXPLORATION COMPANY


                                   By: /s/ Glenn Darden
                                      --------------------------------
                                   Name: Glenn Darden
                                        ------------------------------
                                   Title: Vice President
                                         -----------------------------


                                   /s/ Frank Darden
                                   -----------------------------------
                                        Frank Darden


                                   /s/ Thomas F. Darden
                                   -----------------------------------
                                        Thomas F. Darden


                                   /s/ Glenn M. Darden
                                   -----------------------------------
                                        Glenn M. Darden


                                   /s/ Anne Darden Self
                                   -----------------------------------
                                        Anne Darden Self

                                   JOINT ENERGY DEVELOPMENT
                                   INVESTMENTS LIMITED PARTNERSHIP

                                   By: Enron Capital Management, Limited
                                       Partnership, its General Partner

                                   By: Enron Capital Corp., its General Partner


                                   By: /s/ Jesse E. Neyman
                                      --------------------------------
                                   Name: Jesse E. Neyman
                                        ------------------------------
                                   Title: Agent and Attorney-in-Fact
                                         -----------------------------

                                   TRUST COMPANY OF THE WEST, a California trust company, as Sub-Custodian for Mellon Bank for the benefit of Account No. CPFF 869-3062

                                   By: TCW ASSET MANAGEMENT COMPANY, a
                                   California corporation, as Investment Manager under that certain Agreement dated as of
                                   June 13, 1994, between TCW Asset Management
                                   Company and Morgan Stanley Group, Inc.


                                   By: /s/ Thomas F. Mehlberg
                                      --------------------------------
                                   Name: Thomas F. Mehlberg
                                        ------------------------------
                                   Title: Managing Director
                                         -----------------------------


                                   By: /s/ Marc L. MacAluso
                                     ---------------------------------
                                   Name: Marc L. MacAluso
                                        ------------------------------
                                   Title: Senior Vice President
                                         -----------------------------